FILER:
     COMPANY  DATA:
          COMPANY  CONFORMED  NAME:             PETROMINERALS CORPORATION
          CENTRAL  INDEX  KEY:                  000077952
          STANDARD  INDUSTRIAL
            CLASSIFICATION:                     OIL, GAS FIELD SERVICES, NB
          IRS  NUMBER:                          952573652
          STATE  OF  INCORPORATION:             CA
          FISCAL  YEAR  END:                    1231

     FILING  VALUES:
          FORM  TYPE:                           DEF  14A
          SEC  ACT:
          SEC  FILE  NUMBER:                    000-04706
          FILM  NUMBER:

     BUSINESS  ADDRESS:
          STREET  1:                            27241  BURBANK
          STREET  2:
          CITY:                                 FOOTHILL  RANCH
          STATE:                                CA
          ZIP:                                  926102500
          BUSINESS  PHONE:                      9495882645

     MAIL  ADDRESS:
          STREET  1:                            PETROMINERALS CORPORATION
          STREET  2:                            27241  BURBANK
          CITY:                                 FOOTHILL  RANCH
          STATE:                                CA
          ZIP:                                  926102500

     FORMER  COMPANY:
          FORMER  CONFORMED  NAME:              CALIFORNIA  TIME  PETROLEUM  INC
          DATE  OF  NAME  CHANGE:               19731112

     FORMER  COMPANY:
          FORMER  CONFORMED  NAME:              TIME  PETROLEUM  CO
          DATE  OF  NAME  CHANGE:               19670223

     FORMER  COMPANY:
          FORMER  CONFORMED  NAME:              CALIFORNIA  TIME  PETROLEUM  CO
          DATE  OF  NAME  CHANGE:               19670223

                            PETROMINERALS CORPORATION
                                  27241 BURBANK
                      FOOTHILL RANCH, CALIFORNIA 92610-2500


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 23, 1999


TO  THE  SHAREHOLDERS  OF  PETROMINERALS  CORPORATION:

The 1999 Annual Meeting of Shareholders of Petrominerals Corporation will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 992612 on Thursday, September 23, 1999 at 10: 30 A.M. for the purpose of considering and acting upon the following matters:

     (1)          To  elect  a  Board  of  five  (5)  directors;

     (2) To ratify the appointment of the accounting firm of Brown, Armstrong, Randall, Reyes, Paulden & McCown as the Company's independent auditors; and

     (3)To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors has fixed the date of August 11, 1999 as the Record Date for the Annual Meeting, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                Everett L. Hodges
                                    Secretary


     August  21,  1999
     Foothill  Ranch,  California

                            PETROMINERALS CORPORATION
                                  27241 BURBANK
                      FOOTHILL RANCH, CALIFORNIA 92610-2500

                     THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 1999
                        --------------------------------

                                 PROXY STATEMENT

This Proxy Statement and accompanying Proxy are being furnished in connection with the solicitation by the Board of Directors of Petrominerals Corporation ("Petrominerals" or the "Company") of proxies to be voted at the 1999 Annual Meeting of Shareholders of the Company to be held on Thursday, September 23, 1999 at 10: 30 A.M. at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California, and at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed to shareholders of the Company on or about August 23, 1999.

SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

The purpose of the Annual Meeting is to elect five directors to serve one-year terms until the 2000 Annual Meeting and until their respective successors shall be elected and qualified. Unless otherwise directed in the accompanying Proxy, the proxyholders will vote FOR the election of the five management nominees listed under "Election of Directors." The shareholders shall also vote on the proposal presented by the Company to approve and ratify the selection of Independent Auditors. As to any other business, which may properly come before the Annual Meeting, the proxyholders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and 1998 Annual Report to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.

                                VOTING SECURITIES

On August 11, 1999, the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 1,059,417 shares of the Company's common stock ("common stock") were outstanding. Shareholders are entitled to one vote per share on all matters to be considered at the Meeting, except that shareholders are entitled to exercise cumulative voting rights in electing Directors. Cumulative voting rights entitle a shareholder to cast as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder. A shareholder may cast all of such shareholder's votes as calculated above for one candidate or may distribute the votes among two or more candidates. No shareholder shall be entitled to cumulate votes for a candidate or candidates unless such candidate's or candidates' names have been placed in nomination prior to the voting, and a shareholder has given notice at the Meeting prior to the voting of shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Unless otherwise instructed, the shares represented by proxies to management will be voted in the discretion of management so as to elect the maximum number of management nominees which may be elected by cumulative voting.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth the specified information, as of August 11, 1999, with respect to persons or groups beneficially owning more than 5% of the common stock, to the extent it is known to the Company, either from Securities Exchange Act filings, Company records or information supplied by the persons named in the table.

Name  and  Address                    Amount and Nature of     Percent of
of  Beneficial  Owner                 Beneficial Ownership     Ownership of
Class

Everett  L.  Hodges                       88,060 (1)               8.31%
3811  Via  Del  Campo
San  Clemente,  CA  92672

Morris  V.  Hodges                        108,187(2)              10.21%
27241  Burbank
Foothill  Ranch,  CA  92610

Paul  L.  Howard                          86,375 (3)               8.15%
2255  Huntley  Circle
San  Marino,  CA  91108
     ____________________
1
          The 88,060 shares beneficially held by Everett L. Hodges include 73,487 shares held of record jointly in the Everett L. Hodges and Mary M. Hodges Trust. This amount also includes 4,175 shares held directly by Everett
L. Hodges, and 10,398 shares held of record by Energy Production & Sales Co., Inc. (EPS). The 88,060 shares do not include 10,052 shares held in trust for the children and grandchild of Everett L. and Mary M. Hodges, as to which Mr. and Mrs. Everett L. Hodges disclaim any beneficial ownership. Everett L. Hodges and Morris V. Hodges, as a group, may be deemed to be a controlling person of Petrominerals by virtue of their share ownership.

          The 108,187 shares beneficially held by Morris V. Hodges include 714 shares held of record jointly in the Morris V. Hodges and Kathryn M. Hodges Trust, and 1,050 shares held directly by Morris V. Hodges. This amount also includes 10,398 shares held of record by Sunset Pipeline and Terminalling, Inc., a company controlled by Mr. Hodges, and 96,025 shares held by adult the children of Morris V. Hodges and Kathryn M. Hodges.

          Everett L. Hodges for the benefit of the children and their grandchildren, and Morris V. Hodges, as a group, may be deemed to be a controlling person of Petrominerals by virtue of their share ownership.

          The 86,375 shares beneficially held by Paul L. Howard are held in the Howard Family Trust.

                             SELECTION OF DIRECTORS

The Board of Directors proposes the election of five directors, each to hold office for a term of one year until the 2000 Annual Meeting and until their respective successors are elected and qualified. All of the nominees have served as directors since the last annual meeting of shareholders. If any person other than the nominees proposed by management is nominated for election as a director, the persons named in the accompanying Proxy, unless otherwise directed, may, in their discretion, vote cumulatively so as to elect the maximum number of management nominees, which may be elected by cumulative voting. See "Voting Securities." Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

The following table sets forth the name, principal occupation, age and the year in which the individual first became a director for each nominee, and all persons nominated or chosen to become directors, together with all positions and offices with the Company held by each such person and term or period during which each has served, for election as a director at the annual meeting of stockholders.

NAME  AND                                       SERVED  AS  A
PRINCIPAL  OCCUPATION          AGE              DIRECTOR  SINCE

David  G.  Davidson (1)          74                 1990
Everett  L.  Hodges (2)          66                 1979
Morris  V.  Hodges  (3)          64                 1979
William  N.  Hagler (5)          66                 1998
John  C.  McMahon                52                 1998

The Board of Directors recommends a vote "FOR" the election of the nominees listed above for election as a director.
______________________

          (1) Mr. Davidson has been principally employed as President and owner of OP&E Company since 1984. Mr. Davidson serves as a Director of Mieco, Inc., a public company engaged in domestic and foreign petroleum trading.

          (2) Mr. Everett L. Hodges served as President of the Company from September 1987 through February 1992. For more than the past ten years, Mr. Hodges has held a controlling interest in and has served as a director and officer of Energy Production & Sales Co., Inc., California Oil Independents; Inc., Coastal Petroleum Refiners, Inc. and California Tar Sands Development Corporation, and has served as a Director of St. James Oil Corporation since 1988. Mr. Hodges has also served as the President of the Violence Research Foundation, a non-profit foundation, since its inception in 1991. Certain of the foregoing companies have been affiliated with the Company in various transactions. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." Everett L. Hodges and Morris V. Hodges, as a group, may be deemed to be controlling persons.

          (3) Mr. Morris V. Hodges has held a controlling interest in and has served as a director and officer of the following companies for more than the past ten years: Hillcrest Beverly Oil Corporation; Century Resources Development; Kaymor Petroleum Products, Inc., Sunset Pipeline and Terminaling, Inc., Coastal Petroleum Refiners, Inc., and CPR Transportation. Mr. Hodges has also served as a Director of St. James Oil Corporation since 1988. Certain of the foregoing companies have been affiliated with the Company in various transactions. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." Morris V. Hodges and Everett L. Hodges, as a group, may be deemed to be controlling persons.

          (4) Mr. Hagler has been principally employed as President and owner of Unico, Inc., which is listed on the NASDAQ exchange, and, until just recently, served as a member of the Board of SABA Petroleum. He was appointed to the Board on January 29, 1998, and currently sits on the audit committee.

          (5) Mr. John C. McMahon has been employed as Vice President of Koch Oil?s West Coast crude oil operations from January of 1978 until December of 1998. This was a privately held company engaging in the crude oil marketing, gathering and trading of both domestic and foreign crude oil. Mr. Mc Mahon retired from Koch in January of 1999 after Koch Oil?s assets were sold to E.O.T.T.

STANDING  COMMITTEES  AND  MEETINGS  OF  THE  BOARD  OF  DIRECTORS

STANDING COMMITTEES. The Company has certain standing committees, each of which is described below.

The AD-HOC COMMITTEE consists of Messrs. Morris Hodges, William Hagler and David Davidson. This committee evaluates proposed acquisitions, mergers or other pertinent negotiations which may come before the Board. This committee held no meetings during the last fiscal year, as all decisions were made by a full Board of Directors, which includes the Ad- Hoc Committee members.

The AUDIT COMMITTEE consists of Messrs. David Davidson and William Hagler. Mr. Davidson serves as Chairman of the committee. The Audit Committee is responsible for reviewing the scope and procedures of internal auditing work, the results of independent audits, the accounting policies of management, and recommends to the Board the appointment of the Company's outside auditors. This committee held no meetings during the last fiscal year, as all decisions were made by a full Board of Directors, which includes the Audit Committee members.

The COMPENSATION COMMITTEE consists of Mr. David Davidson. This committee reviews and makes recommendations to the Board of Directors regarding compensation for the Company's officers and key employees. In addition to compensation matters, the committee determines, develops, and makes recommendations to the Board regarding employee benefits packages, and special stock option and stock bonus plans. This committee held no meetings during the last fiscal year.

ATTENDANCE  AT  BOARD  MEETINGS.    During  the  last  fiscal year, the Board of
Directors of the Company held three (3) regular and one (1) special meetings. Attendance at such meetings of the Board was 100%.

EXECUTIVE  OFFICERS

The executive officers of Petrominerals, together with the years in which such Officers were named to their present offices, are as follows:

                                                                YEAR  NAMED  TO
     NAME                        POSITION WITH COMPANY          PRESENT POSITION

  Morris  V.  Hodges     (1)     President & Chief Executive            1998
                                  Officer;  Chief  Financial  Officer

  Everett  L. Hodges     (2)     Corporate Secretary and Treasurer      1998


Each of the executive officers serves at the pleasure of the Board of Directors.
2
     Mr.    Morris  V.  Hodges  was  appointed  to  serve as President and Chief
Executive  Officer  on  December  30,  1998.

     (2) Mr. Everett L. Hodges was appointed to the position of Corporate Secretary and Treasurer on December 30, 1998.

                           SUMMARY COMPENSATION TABLE

CASH  COMPENSATION

The following Summary Annual Compensation Table sets forth all cash compensation paid, distributed or accrued for services, including salary and bonus amounts rendered in all capacities for the Company during the fiscal year ended December 31, 1998, whose annual cash compensation exceeded $100,000 or served as Chief Executive Officer. All other tables required to be reported have been omitted as there has been no compensation awarded to, earned by or paid to any of the Company's executives in any fiscal year covered by the table.

SUMMARY  ANNUAL  COMPENSATION  TABLE


                                                   Salary
                                                   -------


Paul L.  Howard, former President,
Chief Executive Officer and Chief Financial  1998
Officer, resigned December 30, 1998                $90,000
-------------------------------------------        -------

Mr.    Howard  was  appointed  Chairman, President, Chief Executive Officer, and
Chief  Financial  Officer  of  Petrominerals  Corporation  on  March  24,  1995.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

No  Stock  Options  were  granted during the fiscal year ended December 31, 1998

No options were exercised by any executive officer in the last fiscal year. The Company does not have any long term incentive plans.


OTHER  COMPENSATION  OF  EXECUTIVE  OFFICERS

The Company also provided travel and entertainment expenses to its executive officers and key employees. The aggregate amount of such compensation, as to any executive officer or key employee, did not exceed the lesser of $25,000 or 10% of the cash compensation paid to such executive officer or key employee, nor did the aggregate amount of such other compensation exceed 10% of the cash compensation paid to all executive officers or key employees as a group.

TERMINATION  AND  CHANGE  IN  CONTROL  ARRANGEMENTS

In July 1993, the Board of Directors adopted a severance plan for executive officers providing that, in the event of termination of employment as a result of a change in control of the corporation, that such executive officer would receive severance in the amount of one year's base salary. The Plan does not provide for any severance in the event of the resignation, retirement or termination of any Executive Officer's employment with the Company for reasons other than a change in control of the Company.

COMPENSATION OF DIRECTORS

During the year ended December 31, 1998, each of the three non-employee directors who held office the entire year were paid $350 per month for a total of $4,200 each. Mr. Howard, who became President and Chief Executive Officer on March 24, 1995, received a $7,500 per month fee for his services. In addition, the non-employee directors are reimbursed for reasonable expenses incurred in connection with any meetings.

The Company did not pay any additional fees to directors for serving as members of the Audit, Ad-Hoc or Compensation Committees during the last fiscal year.

1993  INCENTIVE  STOCK  OPTION  PLAN  AND  1993  NON-STATUTORY STOCK OPTION PLAN

The Company has in effect two stock option plans -- the 1993 Incentive Stock Option Plan (the "Incentive Plan") and the 1993 Non-Statutory Stock Option Plan (the "Non-Statutory Plan")(the Incentive Plan and the Non-Statutory Plan are sometimes collectively referred to herein as the "Plans"), which were adopted by the Board of Directors and approved by the shareholders of the Company in 1993. The Plans in the aggregate provide for the granting of options to purchase a maximum of 1,200,000 shares of the Company's Common Stock to employees and directors of the Company and its affiliates (as defined therein); however, options which may be granted to non-employee directors are limited to a maximum of 60,000 shares. The Plans expire on February 8, 2003.

Any of the Company's current or future employees who render, in the opinion of the Board of Directors, the type of services which tend to contribute materially to the success of the Company or an affiliate of the Company are eligible to participate in the Incentive Plan. Any of the Company's current or future employees or directors (whether or not otherwise employed by the Company) who render, in the opinion of the Board of Directors, the type of services which tend to contribute materially to the success of the Company or an affiliate of the Company are eligible to participate in the Non-Statutory Plan.

The Plans are administered by the Board of Directors of the Company which has the authority to determine the employees and directors to whom options are to be granted, the number of shares subject to each option and the term thereof. The Board of Directors will have the power to reduce the option price of outstanding options (but not below the fair market value of the shares subject thereto), to enter into agreements relating to the value of the options at the date of grant and to make all other determinations necessary or advisable to the administration of the Plan. With the consent of the optionee, the Board of Directors will also have the power to substitute options with different terms for previously granted options, or to amend the terms of any option.

The Board of Directors may delegate administration of the Plan to a committee composed of not less than three members of the Board of Directors.
Administration of the Plan with respect to committee members, however, must remain vested in the Board. With respect to options granted to a director, the Board of Directors shall take action by a vote sufficient without counting the vote of the interested director. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors which authorizes the granting of options to such directors.

1993  STOCK  BONUS  PLAN

In February 1993, the Board of Directors adopted the Company's 1993 Stock Bonus Plan ("Bonus Plan"). The Bonus Plan provides for the awarding of up to 50,000 shares of the Company's Common Stock to officers and key employees of the Company. The Plan is administered by the Board of Directors which has the authority to determine the officers and key employees to whom stock bonuses are to be awarded, the time or times at which stock bonuses will be awarded, and, subject to the limits discussed below, the number of shares to be granted under each award. The Board of Directors has the power to delegate the administration of the Bonus Plan to a committee of the Board appointed in accordance with the Company's Bylaws. The aggregate fair market value (determined as of the date of grant) of the shares of Common Stock awarded to any officer or key employee under the Bonus Plan in any one calendar year cannot exceed one-sixth of the officer's or key employee's salary (excluding bonuses and awards under other incentive plans maintained by the Company) for such calendar year. The Bonus Plan terminated on February 8, 1998. No stock bonus awards were made to officers or key employees of the Company during 1998.

DIRECTORS  STOCK  COMPENSATION  PLAN

On April 16, 1992, as part of its cost containment program, the Board of Directors of the Company adopted the Directors Stock Compensation Plan (the "Stock Compensation Plan"). The Stock Compensation Plan provides for the granting of stock to non-employee directors of the Company in lieu of paying director's fees in cash. The purpose of the Stock Compensation Plan was to minimize cash outflow from the Company by compensating non-employee directors for their services to the Company in stock rather than in cash. The maximum number of shares provided for the Stock Compensation Plan is 18,750. In February 1994 and February 1993, a distribution of 2,075 shares and 1,050 shares was made to each of the non-employee directors under this Plan, respectively. This Plan terminated on February 10, 1995, at which time all the shares issued under this Plan were distributed to non-employee directors

The Stock Compensation Plan was administered by the disinterested members of the Board, or, in the event there were none such, the President and Chief Executive Officer and the Secretary of the Company. The granting of stock under the Stock Compensation Plan was according to a preset formula. Directors fees payable to non-employee directors of the Company were set by the Board at $700 per month. Under the Stock Compensation Plan, the eligible directors will receive stock at a value of $700 per month, determined by the average trading price as quoted on the NASDAQ National Market System for the calendar month immediately preceding the month in which the directors fee is earned; provided, however, that the valuation of the stock shall not be less than the net book value of the Company expressed on a per share basis (but not less than $.70 per share).


APPROVAL AND SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of Brown, Armstrong, Randall, Reyes, Paulden & McCown, independent auditors, as the Company's auditors for the fiscal year ending December 31, 1998, subject to the approval of and ratification by the shareholders. Brown, Armstrong, Randall, Reyes, Paulden & McCown, located in Bakersfield, California, has experience in auditing oil and gas producing companies.

The Company expects one or more representatives of Brown, Armstrong, Randall, Reyes, Paulden & McCown to attend the annual meeting in order to respond to any appropriate questions.

The Board of Directors recommends a vote "For" the approval and ratification of the appointment of Brown, Armstrong, Randall, Reyes, Paulden & McCown.

VOTE  REQUIRED

Approval of the appointment of Brown, Armstrong, Randall, Reyes, Paulden & McCown as the Company auditors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership. as of August 11, 1998, of the Company's common stock with respect to all directors and officers as a group.


Name  of  Director                    Number  of  Shares
or  Number  of                              and  Nature of               Percent
Persons  in  Group                    Beneficial  Ownership             of Class
------------------                    ---------------------             --------

John  C  Mc  Mahon                               1,875                     0.18%
David  G.  Davidson                              3,750      (1)
Everett  L.  Hodges                              88,060  (1)(2)            8.31%
Morris  V.  Hodges                              108,187(1)(3)             10.21%
William  N.  Hagler

All  directors  and  officers  as  a  group,  including  the persons named above

(4  Persons)                                    201,872                   19.05%
________________________________

(1) Messrs. David G. Davidson, Everett L. Hodges, Morris V. Hodges and Paul L. Howard were each granted 3,125 shares of the Company's common stock under the Directors Stock Compensation Plan in 1994 in lieu of cash directors fees for the period from May 1, 1992 to June 1, 1994. See "Directors Stock Compensation Plan?

(2) The 88,060 shares beneficially held by Everett L. Hodges include 73,487 shares held of record jointly in the Everett L. Hodges and Mary M. Hodges Trust. This amount also includes 4,175 shares held directly by Everett L. Hodges, and 10,398 shares held of record by Energy Production & Sales Co., Inc.
(EPS). The 88,060 shares do not include 10,052 shares held in trust for the children and grandchild of Everett L. and Mary M. Hodges, as to which Mr. and Mrs. Everett L. Hodges disclaim any beneficial ownership. Everett L. Hodges and Morris V. Hodges, as a group, may be deemed to be a controlling person of Petrominerals by virtue of their share ownership. See " Directors Stock Compensation Plan."

(3) The 108,187 shares beneficially held by Morris V. Hodges includes 1,764 shares held jointly in a family trust by Morris V. and Kathryn M. Hodges. This amount also includes 10,398 shares held of record by Sunset Pipeline and Terminalling, Inc., a company controlled by Mr. Hodges, and 96,025 shares held by the adult children of Morris V. Hodges and Kathryn M. Hodges for the benefit of the children and their grandchildren. Everett L. Hodges and Morris V. Hodges, as a group, may be deemed to be a controlling person of Petrominerals by virtue of their share ownership. See " Directors Stock Compensation Plan. "

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS  WITH  MANAGEMENT  AND  OTHERS

During the last fiscal year, the Company has been involved in various related party transactions with certain Directors of the Company, or entities controlled or affiliated with such individuals. The following table sets forth the relationship, through ownership of securities, between Petrominerals and the following individuals and entities as of May 1, 1998:

                                                                                   Percentage
Name                                                   Beneficial Owner               Owned
-------------------------------------------  ------------------------------------- ----------
Petrominerals 96-1, a Limited Partnership    General Partner:   Petrominerals         1.00%

                                             Limited Partners:
                                             Paul L. Howard                          23.21%
                                             Morris V. Hodges*                       17.86%
                                             David G. Davidson                       17.86%
                                             Unrelated Parties                       40.07%
                                                                                    -------
   Total                                                                            100.00%
                                                                                    =======


* Represents indirect ownership through his wholly-owned corporation, Kaymor Petroleum Products, Inc.

Petrominerals  96-1  Limited  Partnership
-----------------------------------------

The Petrominerals 96-1 Limited Partnership was formed in December 1996, for the purpose of drilling a well on the Company's Mabel Strawn oil lease. The Company entered into a joint venture agreement with the partnership and assigned the drill site to the joint venture.

The partnership contributed $280,000 to cover the intangible costs of drilling the well and the Company provided the drill site and well casing under a turnkey drilling contract. The Company also provided all of the other tangible equipment needed to produce the well under a lease agreement. Proceeds from the working interest will be paid 90% to Petrominerals 96-1 and 10% to the Company until payout, and thereafter 30% to Petrominerals 96-1 and 70% to the Company. The Company receives $2,400 per month for leased equipment until payout and $400 thereafter. The Company also receives a $350 per month management fee as general partner.

The Company bought out all limited partners? interests for the amount of $214,755 in April 1998, and sold all partnership assets to American Energy Operations, Inc. thereafter.

CERTAIN  BUSINESS  RELATIONSHIPS

Other than as described above, no business relationship between the Company and any business or professional entity for which a director of the Company has served during the last fiscal year or currently serves as an executive officer, or in which a director of the Company has owned during the last fiscal year or currently owns a beneficial interest or of record 10% of the Company's common stock, has existed since the beginning of the Company's fiscal year or currently exists. In addition, the Company did not owe at the end of its last full fiscal year any business or professional entity for which a director of the Company served during the last fiscal year or currently serves as an executive officer, or in which a director of the Company served during the last fiscal year or currently owns beneficially or of record a 10% interest, or an aggregate amount in excess of 5 % of the Company's total assets at the end of its last fiscal year- No director of the Company has served during the last fiscal year or currently serves as a partner or executive officer of any investment banking firm that performed services for the Company during me last fiscal year, or that the Company proposes to have perform services during the current year- The Company knows of no other relationship between any director and the Company substantially similar in nature and scope to those described above.

INDEBTEDNESS  OF  MANAGEMENT

During the Company's last fiscal year, no executive officer, director, any member of the immediate family or any of those persons, any corporation or organization for which any of those persons serve as an executive officer or partner or which they own directly or indirectly 10% or more of its equity securities, or any trust or other estate in which any of the Company's executive officers or directors have a substantial beneficial interest or for which they serve as a trustee or in a similar capacity, has owed the Company at any time since the beginning of its last fiscal year more than $60,000.

SECTION 16 COMPLIANCE

Based upon a review of the original and amended Forms 3 and 4 furnished to the Company during its last fiscal year and the original and amended Forms 5 furnished to the Company with regard to its last fiscal year, the Company does not know of any person who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

From time to time the shareholders of the Company submit proposals which they believe should be voted upon by the shareholders. The Securities and Exchange Commission has adopted regulations, which govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Corporate Secretary not later than April 24, 1999, in order to be considered for inclusion in the Company's 1999 proxy materials.

OTHER BUSINESS

The Company does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others. Should any other matters come before the meeting, the Proxies will be voted by the persons authorized therein, or their substitutes, in accordance with their best judgment on such matters.

ANNUAL REPORT ON FORM 10-K

The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, is being mailed concurrently with the mailing of this Proxy Statement to shareholders of record on or about August 11, 1998. The cost of furnishing such Annual Report on Form 10-K and of making this proxy solicitation will be borne by the Company. Copies of exhibits to the Annual Report on Form 10-KSB are available, but a reasonable handling fee will be charged to the requesting shareholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request is a beneficial owner of the Company's Common Stock and entitled to vote at the Annual Meeting. Shareholders should direct their written request to the Company, Attention: Corporate Secretary, 27241 Burbank, Foothill Ranch, California 92610-2500


BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/S/ Everett L. Hodges, Secretary


Dated:  August  23,  1999
12

                           PETROMINERALS  CORPORATION
                                  27241 BURBANK
                     FOOTHILL RANCH,  CALIFORNIA  92610-2500


THIS    PROXY    IS    SOLICITED    ON    BEHALF   OF  THE  BOARD  OF  DIRECTORS

The undersigned hereby appoints Morris V. Hodges and Everett L. Hodges as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Petrominerals Corporation held of record by the undersigned on August 11, 1999, at the Annual Meeting of Shareholders to be held on September 23, 1999,
or  any    adjournment    or    postponement    thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHODER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE NOTED FOR THE PROPOSAL, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

1.          ELECTION  OF  DIRECTORS
NOMINEES: WILLIAM N. HAGLER, MORRIS V. HODGES, DAVID G. DAVIDSON, EVERETT L. HODGES AND JOHN C. MCMAHON (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


FOR  all  nominees  listed  above                             WITHHOLD AUTHORITY
(except  as  marked  to  the  contrary)                 to vote for all nominees
                                                        listed  above

2. TO APPROVE AND RATIFY THE SELECTION OF BROWN, ARMSTRONG RANDALL, & REYES AS THE CORPORATION'S INDEPENDENT AUDITORS.

               [    ]   FOR  [  ]   AGAINST  [  ]   ABSTAIN

3.       TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
OR    ANY    ADJOURNMENT    OF    THE    MEETING.

Dated:                             ____________________________
Signature:                         ____________________________
(Signature  if  held  jointly):    ____________________________

Please sign exactly as name appears in type. When the shares are held by joint tenants are held by Joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.